                                  Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Systems & Computer Technology Corporation (the "Company") on Form 10-K for the fiscal year ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. Chamberlain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael D. Chamberlain

Michael D. Chamberlain
President and Chief Executive Officer
December 23, 2003